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                                                                   EXHIBIT 10.22


                                                                 CONFIDENTIAL

                                                           |__| Jacoby's Copy
                                                           |__| Company's Copy
                               FIFTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

To STEVEN D. JACOBY:

By signing below, you agree to an amendment (the "Amendment") to your Employment Agreement with Metrocall, Inc. (the "Company") dated as of May 15, 1996 (the "Employment Agreement") as previously amended. The Fifth Amendment is effective as of April 1, 2001.

         New language in the Employment Agreement is shown as amended:

         Section 8(d)(v), as amended, reads:

                           "(v) the termination of employment of either William
                           L. Collins, III or Vincent D. Kelly (I) by the Company without "Cause," or (II) by Collins or Kelly for "Good Reason" as that term is defined and applied in their respective employment agreements."

         The Employment Agreement, except as amended and modified above, remains in effect.

                                             METROCALL, INC.



Date:                               By:  /s/FRANCIS A. MARTIN, III
     -------------------               -----------------------------------------
                                          Francis A. Martin, III
                                          Chairman of the Compensation Committee


Date:                               By:  /s/STEVEN D. JACOBY
     -------------------               -----------------------------------------
                                          Steven D. Jacoby